UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2018

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-190788	46-2552550
State or other jurisdiction	Commission file number	I.R.S. Employer Identification No.
of incorporation or organization

575 Lexington Avenue, 4th Floor, New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1(866) 928-5070

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Hispanica International Delights of America, Inc. is referred to herein as “we”, “our” or “us” or the “Company”.

Cautionary Note Regarding Forward-Looking Statements

Forward-Looking Statements:

The Shareholder Update and Corporate Presentation referenced below contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in several places in the Shareholder Update and Corporate Presentation and include all statements that are not statements of historical fact regarding the Company’s future plans. The words “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control, and actual results may differ materially from those projected in the forward-looking statements because of various factors. No information in the Shareholder Update or corporate deck should be construed in any way whatsoever as an indication of the Company’s future revenues, financial performance or stock price. More information about the potential factors that could affect the business and financial results is and will be included in the Company’s filings with the Securities and Exchange Commission at www.sec.gov.

Item 7.01

Regulation FD Disclosure.

We have made available a Shareholder Letter and Corporate Presentation to the public at the following link: https://www.hispanicainternational.com/pages/investor-relations

_____________________

The Shareholder Letter and a Press Release are filed as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

The foregoing information is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing or document.

Section 9- Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits

Exhibit No.	Description

99.1	Press Release
99.2	Shareholder Letter

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.

Dated: January 19, 2018	By: /s/ Fernando Oswaldo Leonzo
Chief Executive Officer

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